UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-23036

BNY Mellon Absolute Insight Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	04/30
Date of reporting period:	04/30/22

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Core Plus Fund

ANNUAL REPORT April 30, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from May 1, 2021, through April 30, 2022, as provided by primary portfolio managers Gautam Khanna and James DiChiaro of Insight North America LLC, sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended April 30, 2022, BNY Mellon Core Plus Fund’s (the “fund”) Class A shares produced a total return of −8.72%, Class C returned −9.40%, Class I returned −8.50% and Class Y shares produced a total return of −8.44%.1 In comparison, the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Index”), produced a total return of −8.51% for the period.2

The fixed-income market produced negative returns, on average, over the reporting period, largely due to higher interest rates. The fund produced a mixed performance relative to the Index. An overweight allocation to investment grade bonds was the primary detractor, while duration and yield curve positioning were the primary positive contributors.

The Fund’s Investment Approach

The fund seeks high total returns consistent with the preservation of capital. To pursue its goal, the fund primarily invests in a diversified portfolio of fixed-income securities of U.S. and foreign issuers. The fund primarily invests in fixed-income securities rated, at the time of purchase, investment grade or the unrated equivalent as determined by the fund’s sub-adviser. The fund may invest up to 25% of its net assets in fixed-income securities rated, at the time of purchase, below investment grade or the unrated equivalent as determined by the fund’s sub-adviser.3 Typically, the fund’s portfolio can be expected to have an average effective duration ranging between three and eight years.

In constructing the fund’s portfolio, we rely primarily on proprietary, internally generated credit research focusing on identifying attractive relative values through industry/sector analysis and detailed individual security selection. We analyze individual issuer credit risk based on factors such as management depth and experience, competitive advantage, market and product position, and overall financial strength.

Market Hindered by Inflation, Rising Rates

The reporting period was marked by on-and-off recovery from the pandemic, rising concerns about inflation and a shift in policy stance by the Federal Reserve (the “Fed”) from accommodation to tightening. This shift as well as other concerns, including Russia’s invasion of Ukraine and rising prospects of recession, contributed to an increase in market volatility.

The spread of the COVID-19 Delta variant during the period led the CDC to recommend that indoor mask mandates be reimposed. Regions such as New York City implemented vaccine passports for dining out and other activities. COVID-19 policies in certain countries led to supply-chain bottlenecks that resulted in shortages of certain products, such as computer chips, which slowed production in other industries, including auto manufacturing.

But the Delta variant also injected some uncertainty into the outlook for the ongoing recovery. Although the U.S. economy grew by an annualized rate of 6.7% in the second quarter of 2021, pandemic-related uncertainties, combined with supply-chain issues, caused many economists to reduce their forecasts for the balance of the year. Around the end of the year, the omicron COVID-19 variant led many countries to enact precautionary restrictions, adding uncertainty to the economic outlook heading into 2022.

The reporting period was also marked by a pivot of the central bank with respect to monetary policy, driven by stronger-than-expected inflation. As late as its September 2021 meeting, the Fed was still not noticeably concerned about pricing pressures, though it did raise its inflation forecast from 3.4% to 4.2% for 2021 and from 2.1% to 2.2% for 2022. Nonetheless, the Fed’s “dot plot” indicated that voting members of the Federal Open Market Committed were split on forecasting a tightening of monetary policy during 2022.

In the fourth quarter of 2021, continuing supply-chain disruptions and rising energy prices helped pushed the CPI to 6.8%, the highest reading since 1982, and high enough to prompt a change in the Fed’s stance. Having begun tapering its bond purchases by $15 billion a month in November 2021, the Fed swiftly accelerated the pace to $30 billion a month later. The new hawkish stance was also reflected at the December 2021 Fed meeting and in a new “dot plot” suggesting that three rate hikes were likely in 2022, followed by three more in in 2023 and another two in 2024. But in retrospect, the Fed seemed behind the curve as its inflation estimate for 2022 was revised up to only 2.6% from 2.2%. Regarding his previous description of inflation as “transitory,” however, Fed Chair Jerome Powell did concede that “It’s probably a good time to retire that word.”

Inflation continued to rise in the first quarter of 2022, and major central banks continued to tighten monetary policy. As a result, government bonds weakened significantly, with the 10-year U.S. Treasury yield rising by 83 basis points (bps) to 2.34% during the quarter. Credit markets generally declined more than government bonds, as spreads widened, adding to the higher yields on underlying government bonds.

In March 2022, responding to persistent and higher-than-expected inflation, the Fed raised interest rates for the first time since 2018. As expected, the federal funds target rate was raised by 0.25% to 0.50%. Data released in March showed that headline consumer price inflation reached 7.9% in February 2022, its highest in 40 years, prompting the Fed to indicate that it intends to provide a steady stream of rate increases throughout 2022, and likely beyond. The surge in Treasury yields reflected the ongoing news regarding ever-higher

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

inflation, with some market participants voicing concern that the Fed has fallen behind the curve in waiting to increase rates.

Geopolitical events also roiled markets early in 2022. The invasion of Ukraine and the sanctions imposed on Russia led to further spikes in energy and commodity prices. With the two countries being major producers of wheat and corn, those prices, as well as other industrial commodities, rose during the quarter. While Russian authorities may have expected to swiftly achieve their objective, their military advances slowed, leading to expectations that the conflict could persist for months.

Investment-Grade and Emerging-Market Bonds Hindered Performance

Absolute returns were negative across all segments, but the fund’s underperformance versus the Index was driven largely by an overweight allocation to investment grade credit. The fund’s positioning in emerging-market bonds hampered relative returns as well. Security selection was negative overall primarily related to overweight positions within the financial and technology sectors – technology underperformed partly related to an uptick in M&A activity.

On a more positive note, the fund’s decisions around duration and yield curve positioning contributed positively to relative performance. The overweight position in U.S. corporate high yield bonds was also beneficial as were select investments within the securitized sector.

Anticipating Slower Economic Growth

Looking ahead, we observe that investors are focused on sustainability of global growth, trade dynamics and inflation. The major central banks have honed in on inflation as it remains well above their comfort zone, while their full-employment objective has largely been met. Uncertainty may continue to translate into volatility in markets but may also offer attractive investment opportunities.

Our central case is for growth to remain above trend during most of 2022 but to slow to trend over the next 18 months. We expect unemployment to reach 3.5% by mid-year and finish 2022 at a multi-decade low. As a result, wage pressures are likely to increase. We believe that the Fed would be comfortable with a moderation in labor demand, and as such, we expect the Fed, which has begun its rate-hiking cycle, to continue raising rates at each of the six remaining Federal Open Market Committee (FOMC) meetings in 2022. If inflation remains elevated, the Fed may not end its tightening cycle until the federal funds rate has reached 3% or more.

Economic headwinds, relating to rate hikes, inflation and geopolitical uncertainty, will potentially be mitigated somewhat by the extraordinarily strong financial position of consumers and corporations, making a recession over the next 12 months unlikely in our view. Nonetheless, downside risks to growth have risen, particularly into 2023, as the buffer of excess savings is increasingly spent down.

May 16, 2022

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through August 31, 2022, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the returns would have been lower. BNY Mellon Core Plus Fund (the “fund”) commenced operations after the assets of a predecessor mutual fund reorganized into the fund on February 2, 2018. The total return figures presented for Class A, Class C and Class I shares of the fund reflect the performance of the fund’s Class Y shares for the period prior to 2/2/18 (the inception date for Class A, Class C and Class I shares). The total return figures presented for Class Y shares of the fund reflect the performance of the predecessor fund’s Institutional Class shares for the period prior to 2/2/18.

2 Source: Lipper Inc. — The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bond funds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may, but is not required to use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Core Plus Fund with a hypothetical investment of $10,000 in the Bloomberg U.S. Aggregate Bond Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class A, Class C and Class I shares of the fund reflect the performance of the fund’s Class Y shares for the period prior to 2/2/18 (the inception date for Class A, Class C and Class I shares), adjusted to reflect the applicable sales load for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A, Class C and Class I shares of BNY Mellon Core Plus Fund on 04/30/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Core Plus Fund with a hypothetical investment of $1,000,000 in the Bloomberg U.S. Aggregate Bond Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the predecessor fund’s Institutional Class shares for the period prior to 2/2/18.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Core Plus Fund on 04/30/12 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 4/30/2022
	Inception Date	1 Year	5 Years		From Inception
Class A shares
with maximum sales charge (4.50%)	2/2/18	-12.82%	1.07%	††	2.26%	††
without sales charge	2/2/18	-8.72%	1.99%	††	2.73%	††
Class C shares
with applicable redemption charge †	2/2/18	-10.28%	1.36%	††	2.41%	††
without redemption	2/2/18	-9.40%	1.36%	††	2.41%	††
Class I shares	2/2/18	-8.50%	2.22%	††	2.84%	††
Class Y shares	12/2/10	-8.44%	2.25%		2.86%	††
Bloomberg U.S. Aggregate Bond Index	11/30/10	-8.51%	1.20%		1.73%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return figures presented for Class A, Class C and Class I shares of the fund reflect the performance of the fund’s Class Y shares for the period prior to 2/2/18 (the inception date for Class A, Class C and Class I shares), adjusted to reflect the applicable sales load for Class A shares.

The total return figures presented for Class Y shares of the fund reflect the performance of the predecessor fund’s Institutional Class shares for the period prior to 2/2/18.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Core Plus Fund from November 1, 2021 to April 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.30	$6.82	$2.12	$1.89
Ending value (after expenses)	$900.60	$897.40	$901.70	$902.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.51	$7.25	$2.26	$2.01
Ending value (after expenses)	$1,021.32	$1,017.60	$1,022.56	$1,022.81
†

Expenses are equal to the fund’s annualized expense ratio of .70% for Class A, 1.45% for Class C, .45% for Class I and .40% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2022

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.1%
Aerospace & Defense - 1.4%
Northrop Grumman, Sr. Unscd. Notes	3.25	1/15/2028	4,435,000		4,260,743
The Boeing Company, Sr. Unscd. Notes	2.20	2/4/2026	7,987,000		7,293,631
The Boeing Company, Sr. Unscd. Notes	4.88	5/1/2025	6,702,000		6,793,210
The Boeing Company, Sr. Unscd. Notes	5.81	5/1/2050	791,000		792,538
				19,140,122
Agriculture - .4%
Altria Group, Gtd. Notes	4.80	2/14/2029	247,000		245,104
BAT International Finance, Gtd. Notes	1.67	3/25/2026	1,998,000		1,794,695
Philip Morris International, Sr. Unscd. Notes	1.50	5/1/2025	3,457,000		3,251,042
				5,290,841
Airlines - 1.9%
Air Canada, Sr. Scd. Notes	3.88	8/15/2026	392,000	[a]	362,902
Air Canada Pass Through Trust, Ser. 2020-2, Cl. A	5.25	4/1/2029	1,297,501	[a]	1,325,735
American Airlines, Sr. Scd. Notes	5.50	4/20/2026	2,406,000	[a]	2,387,750
American Airlines, Sr. Scd. Notes	5.75	4/20/2029	1,105,000	[a]	1,066,546
American Airlines Group, Gtd. Notes	5.00	6/1/2022	1,730,000	[a]	1,730,156
American Airlines Pass Through Trust, Ser. 2017-1, Cl. AA	3.65	2/15/2029	151,500		143,942
American Airlines Pass Through Trust, Ser. 2017-2, Cl. AA	3.35	10/15/2029	225,651		210,137
American Airlines Pass Through Trust, Ser. 2019-1, Cl. AA	3.15	2/15/2032	2,012,280		1,817,604
British Airways Pass Through Trust, Ser. 2020-1, Cl. A	4.25	11/15/2032	599,403	[a]	582,110
Delta Air Lines, Sr. Scd. Notes	4.50	10/20/2025	719,000	[a]	714,801
Delta Air Lines, Sr. Scd. Notes	4.75	10/20/2028	2,009,000	[a]	1,988,424
JetBlue Pass Through Trust, Ser. 2020-1, Cl. 1A	4.00	11/15/2032	7,430,711		7,123,310
United Airlines, Sr. Scd. Notes	4.38	4/15/2026	424,000	[a]	409,796
United Airlines, Sr. Scd. Notes	4.63	4/15/2029	2,193,000	[a]	2,015,246
United Airlines Pass Through Trust, Ser. 2018-1, Cl. B	4.60	3/1/2026	116,356		111,588
United Airlines Pass Through Trust, Ser. 2019-1, Cl. AA	4.15	8/25/2031	947,635		929,237
United Airlines Pass Through Trust, Ser. 2019-2, Cl. AA	2.70	5/1/2032	2,421,277		2,163,306

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.1% (continued)
Airlines - 1.9% (continued)
United Airlines Pass Through Trust, Ser. 2020-1, Cl. A	5.88	10/15/2027	1,622,549		1,659,060
				26,741,650
Asset-Backed Certificates - 4.7%
Aligned Data Centers Issuer, Ser. 2021-1A, Cl. A2	1.94	8/15/2046	6,392,000	[a]	5,782,206
Blackbird Capital Aircraft, Ser. 2021-1A, Cl. A	2.44	7/15/2046	4,912,845	[a]	4,376,401
CF Hippolyta, Ser. 2020-1, Cl. A1	1.69	7/15/2060	3,316,758	[a]	3,079,490
DataBank Issuer, Ser. 2021-2A, CI. A2	2.40	10/25/2051	4,198,000	[a]	3,860,338
DB Master Finance, Ser. 2021-1A, Cl. A2I	2.05	11/20/2051	4,352,092	[a]	3,917,647
Domino's Pizza Master Issuer, Ser. 2021-1A, Cl. A2I	2.66	4/25/2051	3,488,760	[a]	3,141,097
Flexential Issuer, Ser. 2021-1A, Cl. A2	3.25	11/27/2051	4,035,000	[a]	3,796,587
InStar Leasing III, Ser. 2021-1A, Cl. A	2.30	2/15/2054	1,581,464	[a]	1,433,905
ITE Rail Fund Levered, Ser. 2021-1A, Cl. A	2.25	2/28/2051	1,280,655	[a]	1,162,996
MVW Owner Trust, Ser. 2016-1A, Cl. A	2.25	12/20/2033	21,542	[a]	21,564
New Economy Assets Phase 1 Sponsor, Ser. 2021-1, Cl. A1	1.91	10/20/2061	7,596,000	[a]	6,826,777
PMT Issuer Trust - FMSR, Ser. 2021-FT1, Cl. A, 1 Month LIBOR +3.00%	3.67	3/25/2026	3,714,000	[a,b]	3,629,597
PNMAC FMSR Issuer Trust, Ser. 2018-FT1, Cl. A, 1 Month LIBOR +2.35%	3.02	4/25/2023	125,000	[a,b]	123,544
Purewest Funding, Ser. 2021-1, Cl. A1	4.09	12/22/2036	2,727,834	[a]	2,650,856
Slam, Ser. 2021-1A, Cl. A	2.43	6/15/2046	8,785,137	[a]	7,873,779
Textainer Marine Containers VII, Ser. 2021-1A, Cl. A	1.68	2/20/2046	6,324,000	[a]	5,652,538
TIF Funding II, Ser. 2021-1A, Cl. A	1.65	2/20/2046	3,344,272	[a]	2,965,137
VSE VOI Mortgage, Ser. 2016-A, Cl. A	2.54	7/20/2033	36,094	[a]	35,545
Willis Engine Structured Trust IV, Ser. 2018-A, Cl. A	4.75	9/15/2043	824,521	[a]	759,237
Willis Engine Structured Trust VI, Ser. 2021-A, Cl. A	3.10	5/15/2046	4,426,518	[a]	3,875,582
				64,964,823
Asset-Backed Certificates/Auto Receivables - .5%
Americredit Automobile Receivables Trust, Ser. 2022-1, CI. A2	2.05	1/20/2026	2,283,000		2,272,568
NextGear Floorplan Master Owner Trust, Ser. 2019-2A, Cl. A2	2.07	10/15/2024	2,709,000	[a]	2,705,848

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.1% (continued)
Asset-Backed Certificates/Auto Receivables - .5% (continued)
OSCAR US Funding Trust IX, Ser. 2018-2A, Cl. A4	3.63	9/10/2025	952,092	[a]	958,204
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A4	2.76	12/10/2024	85,079	[a]	85,186
OSCAR US Funding Trust VIII, Ser. 2018-1A, Cl. A4	3.50	5/12/2025	977,012	[a]	982,013
				7,003,819
Asset-Backed Certificates/Student Loans - .5%
Commonbond Student Loan Trust, Ser. 2019-AGS, Cl. A1	2.54	1/25/2047	2,924,474	[a]	2,871,039
DRB Prime Student Loan Trust, Ser. 2017-A, Cl. A2B	2.85	5/27/2042	22,512	[a]	22,578
Laurel Road Prime Student Loan Trust, Ser. 2017-C, Cl. A2B	2.81	11/25/2042	347,622	[a]	347,901
Navient Private Education Refi Loan Trust, Ser. 2021-A, Cl. A	0.84	5/15/2069	837,656	[a]	779,093
Navient Private Education Refi Loan Trust, Ser. 2021-A, Cl. B	2.24	5/15/2069	766,000	[a]	651,466
SMB Private Education Loan Trust, Ser. 2017-A, Cl. A2A	2.88	9/15/2034	123,788	[a]	122,492
SMB Private Education Loan Trust, Ser. 2017-B, Cl. A2B, 1 Month LIBOR +.75%	1.30	10/15/2035	70,805	[a,b]	70,549
SoFi Professional Loan Program, Ser. 2017-C, Cl. B	3.56	7/25/2040	2,201,000	[a]	2,169,623
				7,034,741
Automobiles & Components - 2.6%
Daimler Finance North America, Gtd. Notes	0.75	3/1/2024	11,770,000	[a]	11,268,179
Ford Motor Credit, Sr. Unscd. Notes	2.30	2/10/2025	8,740,000		8,127,413
Ford Motor Credit, Sr. Unscd. Notes	4.54	8/1/2026	3,004,000		2,876,210
General Motors, Sr. Unscd. Notes	6.80	10/1/2027	2,355,000		2,536,061
General Motors Financial, Sr. Unscd. Notes	2.35	1/8/2031	7,880,000		6,373,696
General Motors Financial, Sr. Unscd. Notes	3.60	6/21/2030	4,332,000		3,905,381
Stellantis Finance US, Gtd. Notes	2.69	9/15/2031	1,551,000	[a]	1,284,036
				36,370,976
Banks - 6.5%
ABN AMRO Bank, Sub. Notes	4.75	7/28/2025	635,000	[a]	639,979
ABN AMRO Bank, Sub. Notes	4.80	4/18/2026	800,000	[a]	804,470
AIB Group, Sr. Unscd. Notes	4.26	4/10/2025	1,504,000	[a]	1,491,450
Bank of America, Sr. Unscd. Notes	3.00	12/20/2023	353,000		352,230
Bank of America, Sr. Unscd. Notes	3.37	1/23/2026	588,000		575,419
Bank of America, Sr. Unscd. Notes	3.42	12/20/2028	1,282,000		1,215,025

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.1% (continued)
Banks - 6.5% (continued)
Bank of America, Sr. Unscd. Notes	3.50	4/19/2026	1,635,000		1,605,938
Bank of America, Sr. Unscd. Notes	3.71	4/24/2028	230,000		222,209
Bank of America, Sr. Unscd. Notes	3.97	3/5/2029	5,190,000		5,028,020
Bank of America, Sr. Unscd. Notes	4.00	4/1/2024	1,146,000		1,162,127
Citigroup, Jr. Sub. Bonds, Ser. W	4.00	12/10/2025	3,944,000	[c]	3,589,040
Citigroup, Sr. Unscd. Notes	3.89	1/10/2028	2,745,000		2,683,445
Citigroup, Sr. Unscd. Notes	4.65	7/30/2045	2,810,000		2,730,203
Citigroup, Sub. Notes	4.60	3/9/2026	181,000		182,480
Citigroup, Sub. Notes	4.75	5/18/2046	830,000		793,709
Citigroup, Sub. Notes	5.30	5/6/2044	174,000		176,940
Credit Suisse Group, Sr. Unscd. Notes	2.59	9/11/2025	2,867,000	[a]	2,737,390
Credit Suisse Group, Sr. Unscd. Notes	3.09	5/14/2032	722,000	[a]	604,430
Fifth Third Bancorp, Sr. Unscd. Notes	2.38	1/28/2025	3,333,000		3,217,726
HSBC Capital Funding Dollar 1, Gtd. Notes	10.18	6/30/2030	325,000	[a,c]	476,125
HSBC Holdings, Jr. Sub. Notes	4.60	12/17/2030	6,823,000	[c]	5,799,550
HSBC Holdings, Sr. Unscd. Notes	4.95	3/31/2030	2,992,000		3,025,250
ING Groep, Sr. Unscd. Notes	3.55	4/9/2024	4,508,000		4,502,801
ING Groep, Sr. Unscd. Notes	3.87	3/28/2026	5,462,000		5,403,583
JPMorgan Chase & Co., Sr. Unscd. Notes	2.70	5/18/2023	260,000		260,293
JPMorgan Chase & Co., Sr. Unscd. Notes	3.11	4/22/2051	5,290,000		4,083,415
JPMorgan Chase & Co., Sr. Unscd. Notes	3.96	1/29/2027	2,670,000		2,644,951
JPMorgan Chase & Co., Sub. Notes	4.25	10/1/2027	2,360,000		2,350,378
Mizuho Financial Group, Sr. Unscd. Notes, 3 Month LIBOR +.84%	1.88	7/16/2023	3,983,000	[b]	3,985,340
Morgan Stanley, Sr. Unscd. Notes	4.43	1/23/2030	6,852,000		6,793,550
Morgan Stanley, Sub. Notes	4.35	9/8/2026	2,500,000		2,506,679
The Goldman Sachs Group, Sr. Unscd. Notes	3.50	11/16/2026	182,000		177,657
The Goldman Sachs Group, Sr. Unscd. Notes	3.69	6/5/2028	700,000		672,451
The Goldman Sachs Group, Sr. Unscd. Notes	3.81	4/23/2029	1,205,000		1,158,299
The Goldman Sachs Group, Sr. Unscd. Notes, 3 Month LIBOR +1.60%	2.11	11/29/2023	1,125,000	[b]	1,138,618
The Goldman Sachs Group, Sr. Unscd. Notes, 3 Month LIBOR +1.75%	2.99	10/28/2027	250,000	[b]	254,787

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.1% (continued)
Banks - 6.5% (continued)
The PNC Financial Services Group, Sr. Unscd. Notes	3.45	4/23/2029	2,091,000		2,018,170
Wells Fargo & Co., Jr. Sub. Notes, Ser. BB	3.90	3/15/2026	6,274,000	[c]	5,728,633
Wells Fargo & Co., Sr. Unscd. Notes	3.00	2/19/2025	3,000,000		2,949,592
Westpac Banking, Sub. Notes	2.67	11/15/2035	4,651,000		3,817,459
				89,559,811
Beverage Products - .5%
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.00	4/13/2028	605,000		602,658
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.50	6/1/2050	2,785,000		2,611,506
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.70	2/1/2036	1,385,000		1,372,376
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.90	2/1/2046	1,800,000		1,776,897
				6,363,437
Building Materials - .3%
CEMEX, Gtd. Notes	7.38	6/5/2027	285,000	[a]	300,357
Masco, Sr. Unscd. Notes	1.50	2/15/2028	3,305,000		2,817,922
Masonite International, Gtd. Notes	3.50	2/15/2030	368,000	[a]	310,561
PGT Innovations, Gtd. Notes	4.38	10/1/2029	850,000	[a]	746,908
				4,175,748
Chemicals - 1.2%
Alpek, Gtd. Notes	3.25	2/25/2031	2,369,000	[a]	2,011,281
Braskem Idesa, Sr. Scd. Notes	6.99	2/20/2032	3,785,000	[a]	3,403,415
Braskem Idesa, Sr. Scd. Notes	7.45	11/15/2029	2,904,000	[a]	2,724,112
Braskem Netherlands Finance, Gtd. Notes	5.88	1/31/2050	3,383,000	[a,d]	3,030,897
International Flavors & Fragrances, Sr. Unscd. Notes	1.83	10/15/2027	1,245,000	[a]	1,098,845
Orbia Advance, Gtd. Notes	2.88	5/11/2031	3,896,000	[a]	3,193,668
SABIC Capital II, Gtd. Bonds	4.00	10/10/2023	745,000	[a]	754,146
Trinseo Materials Finance, Gtd. Bonds	5.13	4/1/2029	690,000	[a]	609,077
				16,825,441
Collateralized Loan Obligations Debt - 5.2%
Antares CLO, Ser. 2017-1A, Cl. BR, 3 Month LIBOR +2.00%	3.06	4/20/2033	275,000	[a,b]	272,167
Apidos XXXIX CLO, Ser. 2022-39A, Cl. A1, 3 Month TSFR +1.30%	2.04	4/21/2035	6,880,000	[a,b]	6,875,604
Cerberus Loan Funding XXVII CLO, Ser. 2019-2A, Cl. A1, 3 Month LIBOR +1.80%	2.84	1/15/2032	5,000,000	[a,b]	5,001,755

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.1% (continued)
Collateralized Loan Obligations Debt - 5.2% (continued)
Fortress Credit Opportunities IX CLO, Ser. 2017-9A, Cl. A1TR, 3 Month LIBOR +1.55%	2.59	10/15/2033	1,800,000	[a,b]	1,781,834
Golub Capital Partners CLO, Ser. 2020-47A, Cl. C1, 3 Month LIBOR +3.25%	3.57	5/5/2032	6,030,000	[a,b]	5,949,373
GPMT CLO, Ser. 2019-FL2, Cl. C, 1 Month LIBOR +2.35%	2.97	2/22/2036	6,132,000	[a,b]	6,135,072
IVY Hill Middle Market Credit Fund XII CLO, Ser. 12A, CI. A2AR, 3 Month LIBOR +1.90%	2.96	7/20/2033	340,000	[a,b]	335,430
IVY Hill Middle Market Credit Fund XVIII CLO, Ser. 18A, Cl. A, 3 Month LIBOR +1.50%	2.64	4/22/2033	7,850,000	[a,b]	7,792,138
LoanCore Issuer CLO, Ser. 2018-CRE1, Cl. A, 1 Month LIBOR +1.13%	1.68	5/15/2028	15,481	[a,b]	15,450
MCF IX CLO, Ser. 2019-1A, Cl. A1R, 3 Month TSFR +1.50%	2.35	7/17/2031	4,979,000	[a,b]	4,972,239
MF1 CLO, Ser. 2021-FL7, CI. AS, 1 Month LIBOR +1.45%	2.00	10/16/2036	6,578,500	[a,b]	6,479,355
MF1 CLO, Ser. 2022-FL8, Cl. A, 1 Month SOFR +1.35%	1.62	2/19/2037	3,435,500	[a,b]	3,431,931
Neuberger Berman Loan Advisers 47 CLO, Ser. 2022-47A, CI. A, 3 Month TSFR +1.30%	1.55	4/14/2035	6,680,688	[a,b]	6,630,770
VCP II CLO, Ser. 2021-2A, Cl. A1, 3 Month LIBOR +1.67%	2.71	4/15/2031	12,500,000	[a,b]	12,466,875
Woodmont CLO, Ser. 2017-3A, Cl. BR, 3 Month LIBOR +2.20%	3.26	4/20/2032	3,500,500	[a,b]	3,459,201
				71,599,194
Commercial & Professional Services - 1.1%
Ashtead Capital, Gtd. Notes	4.00	5/1/2028	1,386,000	[a]	1,322,028
Ashtead Capital, Gtd. Notes	4.25	11/1/2029	200,000	[a]	191,471
Atento Luxco 1, Sr. Scd. Notes	8.00	2/10/2026	1,444,000	[a]	1,426,944
Avis Budget Finance, Gtd. Notes	5.38	3/1/2029	1,777,000	[a]	1,668,043
DP World, Sr. Unscd. Notes	6.85	7/2/2037	690,000		786,999
ERAC USA Finance, Gtd. Bonds	4.50	2/15/2045	3,160,000	[a]	2,939,769
ERAC USA Finance, Gtd. Notes	3.85	11/15/2024	1,895,000	[a]	1,908,939
Prime Security Services Borrower, Sr. Scd. Notes	3.38	8/31/2027	2,188,000	[a]	1,871,823
Triton Container International, Gtd. Notes	3.15	6/15/2031	2,882,000	[a]	2,458,561
				14,574,577

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.1% (continued)
Commercial Mortgage Pass-Through Certificates - 2.3%
Angel Oak Mortgage Trust I, Ser. 2019-2, Cl. A1	3.63	3/25/2049	53,058	[a]	53,063
Benchmark Mortgage Trust, Ser. 2021-B27, Cl. A5	2.39	7/15/2054	12,119,000		10,618,749
BXHPP Trust, Ser. 2021-FILM, Cl. C, 1 Month LIBOR +1.10%	1.65	8/15/2036	1,181,000	[a,b]	1,130,338
CD Mortgage Trust, Ser. 2017-CD3, Cl. A4	3.63	2/10/2050	4,375,000		4,314,762
CGMS Commercial Mortgage Trust, Ser. 2017-MDRB, Cl. A, 1 Month LIBOR +1.10%	1.65	7/15/2030	6,344	[a,b]	6,334
Citigroup Commercial Mortgage Trust, Ser. 2016-P6, Cl. C	4.35	12/10/2049	67,000		61,047
Commercial Mortgage Trust, Ser. 2015-DC1, Cl. A5	3.35	2/10/2048	2,570,000		2,541,034
Commercial Mortgage Trust, Ser. 2020-CX, Cl. D	2.77	11/10/2046	705,000	[a]	590,390
Houston Galleria Mall Trust, Ser. 2015-HGLR, Cl. A1A2	3.09	3/5/2037	865,000	[a]	833,132
New Residential Mortgage Loan Trust, Ser. 2021-NQ2R, Cl. A1	0.94	10/25/2058	1,992,466	[a]	1,940,738
New Residential Mortgage Loan Trust, Ser. 2022-NQM1, CI. A1	2.28	1/25/2026	7,504,322	[a]	6,961,374
PFP, Ser. 2019-6, Cl. A, 1 Month LIBOR +1.05%	1.60	4/14/2037	675,649	[a,b]	674,143
PNMAC GMSR Issuer Trust, Ser. 2018-GT2, Cl. A, 1 Month LIBOR +2.65%	3.32	8/25/2025	125,000	[a,b]	123,942
The Prudential Home Mortgage Securities Company, Ser. 1994-A, Cl. 5B	6.73	4/28/2024	44	[a]	44
Tricon American Homes Trust, Ser. 2017-SFR2, Cl. A	2.93	1/17/2036	1,597,953	[a]	1,580,007
Verus Securitization Trust, Ser. 2020-1, Cl. A1	2.42	1/25/2060	312,758	[a]	309,987
				31,739,084
Consumer Discretionary - .4%
Lions Gate Capital Holdings, Gtd. Notes	5.50	4/15/2029	2,511,000	[a]	2,229,140
Magallanes, Gtd. Notes	3.64	3/15/2025	3,155,000	[a]	3,106,508
				5,335,648
Consumer Staples - .2%
Newell Brands, Sr. Unscd. Notes	4.10	4/1/2023	2,703,000		2,707,852
Diversified Financials - 1.3%
AerCap Global Aviation Trust, Gtd. Notes	3.30	1/30/2032	3,705,000		3,084,639

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.1% (continued)
Diversified Financials - 1.3% (continued)
Ally Financial, Gtd. Notes	8.00	11/1/2031	4,581,000		5,456,688
LSEGA Financing, Gtd. Notes	1.38	4/6/2026	3,953,000	[a]	3,577,733
LSEGA Financing, Gtd. Notes	2.50	4/6/2031	1,701,000	[a]	1,485,809
Synchrony Financial, Sr. Unscd. Notes	2.88	10/28/2031	5,327,000		4,342,107
				17,946,976
Energy - 4.6%
Abu Dhabi Crude Oil Pipeline, Sr. Scd. Bonds	4.60	11/2/2047	535,000	[a]	531,006
Baker Hughes Holdings, Sr. Unscd. Notes	2.06	12/15/2026	2,337,000		2,167,477
Cheniere Energy Partners, Gtd. Notes	3.25	1/31/2032	650,000	[a]	556,777
DT Midstream, Sr. Scd. Notes	4.30	4/15/2032	2,982,000	[a]	2,834,138
Ecopetrol, Sr. Unscd. Notes	5.88	5/28/2045	525,000		413,755
EIG Pearl Holdings, Sr. Scd. Bonds	4.39	11/30/2046	5,110,000	[a]	4,341,993
Energy Transfer, Sr. Unscd. Notes	3.75	5/15/2030	1,690,000		1,560,672
Energy Transfer, Sr. Unscd. Notes	4.95	6/15/2028	225,000		227,415
Energy Transfer, Sr. Unscd. Notes	5.00	5/15/2050	1,703,000		1,518,958
Energy Transfer, Sr. Unscd. Notes	5.15	2/1/2043	1,085,000		990,945
Enterprise Products Operating, Gtd. Notes	3.30	2/15/2053	2,616,000		1,970,227
Enterprise Products Operating, Gtd. Notes	3.95	1/31/2060	4,261,000		3,460,368
Enterprise Products Operating, Gtd. Notes	5.38	2/15/2078	64,000		57,396
Global Partners, Gtd. Notes	7.00	8/1/2027	725,000		709,608
Hess Midstream Operations, Gtd. Notes	5.50	10/15/2030	468,000	[a]	461,748
Howard Midstream Energy Partners, Sr. Unscd. Notes	6.75	1/15/2027	788,000	[a]	764,482
Kinder Morgan, Gtd. Notes	7.75	1/15/2032	2,290,000		2,787,466
Kinder Morgan, Gtd. Notes	8.05	10/15/2030	238,000		282,773
Korea National Oil, Sr. Unscd. Notes	1.75	4/18/2025	1,934,000	[a]	1,832,876
Lundin Energy Finance, Gtd. Notes	3.10	7/15/2031	2,948,000	[a]	2,573,233
Motiva Enterprises, Sr. Unscd. Notes	6.85	1/15/2040	300,000	[a]	304,933
MPLX, Sr. Unscd. Notes	3.50	12/1/2022	595,000		598,023
MPLX, Sr. Unscd. Notes	4.13	3/1/2027	855,000		848,181
MPLX, Sr. Unscd. Notes	4.25	12/1/2027	168,000		166,680
MPLX, Sr. Unscd. Notes	4.90	4/15/2058	535,000		470,432
MPLX, Sr. Unscd. Notes	5.20	3/1/2047	5,127,000		4,870,737
MPLX, Sr. Unscd. Notes	5.20	12/1/2047	1,180,000		1,112,672
NGPL PipeCo, Sr. Unscd. Notes	3.25	7/15/2031	2,644,000	[a]	2,296,593
NGPL PipeCo, Sr. Unscd. Notes	7.77	12/15/2037	2,180,000	[a]	2,538,502

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.1% (continued)
Energy - 4.6% (continued)
Parkland, Gtd. Notes	4.50	10/1/2029	4,311,000	[a]	3,780,941
Petroleos Mexicanos, Gtd. Notes	5.95	1/28/2031	712,000		600,241
Petroleos Mexicanos, Gtd. Notes	6.95	1/28/2060	232,000		168,658
Phillips 66, Gtd. Notes	3.85	4/9/2025	1,636,000		1,647,124
Saudi Arabian Oil, Sr. Unscd. Notes	2.25	11/24/2030	3,988,000	[a]	3,482,342
Targa Resources Partners, Gtd. Notes	5.00	1/15/2028	1,136,000		1,118,335
Targa Resources Partners, Gtd. Notes	5.50	3/1/2030	4,495,000		4,462,029
The Williams Companies, Sr. Unscd. Debs., Ser. A	7.50	1/15/2031	145,000		171,615
The Williams Companies, Sr. Unscd. Notes	4.50	11/15/2023	980,000		993,636
The Williams Companies, Sr. Unscd. Notes	6.30	4/15/2040	920,000		1,026,668
Transcontinental Gas Pipe Line, Sr. Unscd. Notes	3.95	5/15/2050	1,583,000		1,365,168
Valero Energy, Sr. Unscd. Notes	4.00	6/1/2052	1,576,000		1,312,479
				63,379,302
Food Products - 1.6%
Bimbo Bakeries USA, Gtd. Notes	4.00	5/17/2051	2,595,000	[a]	2,219,937
BRF, Sr. Unscd. Notes	4.88	1/24/2030	1,853,000	[a,d]	1,646,761
JBS Finance Luxembourg, Gtd. Notes	3.63	1/15/2032	1,477,000	[a]	1,262,835
JBS USA Finance, Gtd. Notes	3.75	12/1/2031	368,000	[a]	324,386
Kraft Heinz Foods, Gtd. Notes	5.50	6/1/2050	1,351,000		1,364,181
MARB BondCo, Gtd. Bonds	3.95	1/29/2031	3,199,000	[a]	2,663,136
NBM US Holdings, Gtd. Notes	6.63	8/6/2029	1,525,000	[a]	1,558,954
Sysco, Gtd. Notes	3.15	12/14/2051	2,044,000		1,500,568
The Fresh Market, Sr. Scd. Notes	9.75	5/1/2023	3,742,000	[a]	3,653,876
The J.M. Smucker Company, Sr. Unscd. Notes	4.25	3/15/2035	6,000,000		5,748,491
The Kroger Company, Sr. Unscd. Notes	5.40	1/15/2049	209,000		225,668
				22,168,793
Foreign Governmental - 1.3%
Chile, Sr. Unscd. Notes	3.24	2/6/2028	7,875,000		7,545,156
Egypt, Sr. Unscd. Notes	5.88	2/16/2031	2,610,000	[a,d]	1,917,789
Egypt, Sr. Unscd. Notes	7.63	5/29/2032	456,000	[a]	356,655
Mexico, Sr. Unscd. Notes	5.00	4/27/2051	2,784,000		2,486,641
Oman, Sr. Unscd. Notes	7.00	1/25/2051	2,310,000	[a]	2,229,728
Qatar, Sr. Unscd. Notes	5.10	4/23/2048	1,345,000		1,500,287
Ukraine, Sr. Unscd. Notes	7.25	3/15/2033	2,223,000	[a]	720,252
Ukraine, Sr. Unscd. Notes	7.38	9/25/2032	1,255,000	[a]	404,926
				17,161,434

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.1% (continued)
Forest Products & Paper - .3%
Inversiones CMPC, Gtd. Notes	3.85	1/13/2030	3,149,000	[a]	2,895,159
Suzano Austria GmbH, Gtd. Notes	3.75	1/15/2031	1,516,000		1,315,615
				4,210,774
Health Care - 3.7%
AbbVie, Sr. Unscd. Notes	3.20	5/14/2026	4,425,000		4,311,635
AbbVie, Sr. Unscd. Notes	4.05	11/21/2039	2,088,000		1,914,382
Aetna, Sr. Unscd. Notes	2.80	6/15/2023	2,640,000		2,633,560
Alcon Finance, Gtd. Notes	2.60	5/27/2030	4,057,000	[a]	3,499,080
Alcon Finance, Gtd. Notes	3.80	9/23/2049	3,237,000	[a]	2,662,240
Astrazeneca Finance, Gtd. Notes	1.75	5/28/2028	3,277,000		2,924,431
Bausch Health, Gtd. Notes	5.00	2/15/2029	121,000	[a]	85,287
Bausch Health, Gtd. Notes	5.00	1/30/2028	223,000	[a]	164,852
Bausch Health, Gtd. Notes	5.25	1/30/2030	1,883,000	[a]	1,309,212
Bausch Health, Gtd. Notes	6.25	2/15/2029	375,000	[a]	273,330
Bausch Health, Sr. Scd. Notes	4.88	6/1/2028	551,000	[a]	489,541
Bausch Health, Sr. Scd. Notes	5.75	8/15/2027	2,451,000	[a]	2,296,195
Bayer US Finance II, Gtd. Notes	4.63	6/25/2038	1,807,000	[a]	1,732,400
CommonSpirit Health, Sr. Scd. Bonds	2.78	10/1/2030	2,605,000		2,307,057
CVS Health, Sr. Unscd. Notes	1.30	8/21/2027	2,627,000		2,302,139
CVS Health, Sr. Unscd. Notes	3.25	8/15/2029	1,963,000		1,832,278
CVS Health, Sr. Unscd. Notes	4.25	4/1/2050	1,660,000		1,506,253
CVS Health, Sr. Unscd. Notes	4.30	3/25/2028	355,000		356,854
CVS Health, Sr. Unscd. Notes	5.05	3/25/2048	700,000		705,328
HCA, Sr. Scd. Notes	3.13	3/15/2027	851,000	[a]	801,360
Medtronic, Gtd. Notes	4.63	3/15/2045	202,000		212,187
Organon & Co., Sr. Scd. Notes	4.13	4/30/2028	400,000	[a]	372,560
Organon & Co., Sr. Unscd. Notes	5.13	4/30/2031	200,000	[a]	181,029
Royalty Pharma, Gtd. Notes	2.15	9/2/2031	2,258,000		1,818,213
Royalty Pharma, Gtd. Notes	2.20	9/2/2030	4,242,000		3,548,747
STERIS Irish FinCo Unlimited, Gtd. Notes	2.70	3/15/2031	1,724,000		1,475,494
Takeda Pharmaceutical, Sr. Unscd. Notes	3.18	7/9/2050	2,898,000		2,223,851
Takeda Pharmaceutical, Sr. Unscd. Notes	5.00	11/26/2028	1,611,000		1,680,392
Tenet Healthcare, Sr. Scd. Notes	4.88	1/1/2026	1,446,000	[a]	1,417,449
UnitedHealth Group, Sr. Unscd. Notes	3.05	5/15/2041	2,964,000		2,476,256
UnitedHealth Group, Sr. Unscd. Notes	4.75	7/15/2045	1,735,000		1,816,376
				51,329,968
Industrial - .8%
Eaton, Gtd. Notes	3.10	9/15/2027	4,300,000		4,203,062

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.1% (continued)
Industrial - .8% (continued)
Hillenbrand, Gtd. Notes	3.75	3/1/2031	764,000		675,410
Penske Truck Leasing, Sr. Unscd. Notes	1.20	11/15/2025	5,970,000	[a]	5,427,430
Sydney Airport Finance, Sr. Scd. Notes	3.38	4/30/2025	70,000	[a]	68,702
				10,374,604
Information Technology - .6%
Oracle, Sr. Unscd. Notes	2.65	7/15/2026	975,000		910,245
Oracle, Sr. Unscd. Notes	3.60	4/1/2040	4,243,000		3,292,293
Take-Two Interactive Software, Sr. Unscd. Notes	3.70	4/14/2027	1,104,000		1,082,119
Vmware, Sr. Unscd. Notes	2.20	8/15/2031	3,657,000		2,979,801
				8,264,458
Insurance - 3.0%
Allianz, Jr. Sub. Bonds	3.20	10/30/2027	1,800,000	[a,c]	1,466,460
Allianz, Jr. Sub. Notes	3.50	11/17/2025	1,600,000	[a,c]	1,452,000
American International Group, Sr. Unscd. Notes	4.38	6/30/2050	4,150,000		4,018,006
Berkshire Hathaway Finance, Gtd. Notes	4.20	8/15/2048	2,800,000		2,681,076
Jackson National Life Global Funding, Scd. Notes	1.75	1/12/2025	4,774,000	[a]	4,532,498
Massachusetts Mutual Life Insurance, Sub. Notes	3.38	4/15/2050	2,673,000	[a]	2,148,073
Massachusetts Mutual Life Insurance, Sub. Notes	4.90	4/1/2077	179,000	[a]	173,289
MetLife, Jr. Sub. Bonds	9.25	4/8/2038	6,360,000	[a]	7,875,768
MetLife, Jr. Sub. Debs.	6.40	12/15/2036	3,862,000		4,011,595
Pricoa Global Funding I, Scd. Notes	2.45	9/21/2022	150,000	[a]	150,304
Principal Financial Group, Gtd. Bonds, 3 Month LIBOR +3.04%	3.55	5/15/2055	3,110,000	[b]	2,993,375
Prudential Financial, Jr. Sub. Notes	5.63	6/15/2043	7,145,000		7,151,931
Prudential Financial, Jr. Sub. Notes	5.70	9/15/2048	264,000		264,363
The Allstate, Jr. Sub. Bonds	6.50	5/15/2057	2,325,000		2,678,103
				41,596,841
Internet Software & Services - .1%
Cablevision Lightpath, Sr. Scd. Notes	3.88	9/15/2027	200,000	[a]	176,165
Prosus, Sr. Unscd. Notes	3.26	1/19/2027	1,820,000	[a]	1,629,700
				1,805,865
Materials - .8%
Ardagh Metal Packaging Finance USA, Sr. Unscd. Notes	4.00	9/1/2029	797,000	[a]	684,021
Berry Global, Sr. Scd. Notes	0.95	2/15/2024	6,604,000		6,305,334
LABL, Sr. Scd. Notes	5.88	11/1/2028	1,240,000	[a]	1,136,073

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.1% (continued)
Materials - .8% (continued)
Sealed Air, Sr. Scd. Notes	1.57	10/15/2026	3,734,000	[a]	3,302,133
				11,427,561
Media - 2.1%
AMC Networks, Gtd. Notes	4.25	2/15/2029	4,800,000		4,185,672
CCO Holdings, Sr. Unscd. Notes	4.25	2/1/2031	398,000	[a]	336,191
CCO Holdings, Sr. Unscd. Notes	4.50	8/15/2030	5,980,000	[a]	5,227,447
Charter Communications Operating, Sr. Scd. Notes	5.38	5/1/2047	1,446,000		1,296,000
Charter Communications Operating, Sr. Scd. Notes	5.75	4/1/2048	4,289,000		4,034,436
Comcast, Gtd. Notes	4.15	10/15/2028	55,000		55,357
CSC Holdings, Gtd. Notes	6.50	2/1/2029	2,408,000	[a]	2,291,621
CSC Holdings, Sr. Unscd. Notes	7.50	4/1/2028	1,250,000	[a]	1,154,281
Paramount Global, Sr. Unscd. Notes	4.20	5/19/2032	2,657,000		2,454,067
Radiate Holdco, Sr. Scd. Notes	4.50	9/15/2026	488,000	[a]	450,092
Scripps Escrow II, Sr. Scd. Notes	3.88	1/15/2029	266,000	[a]	236,784
Sky, Gtd. Notes	3.75	9/16/2024	3,030,000	[a]	3,047,446
UPC Broadband Finco, Sr. Scd. Notes	4.88	7/15/2031	4,750,000	[a]	4,182,684
Virgin Media Finance, Gtd. Notes	5.00	7/15/2030	397,000	[a]	345,906
				29,297,984
Metals & Mining - .9%
AngloGold Ashanti Holdings, Gtd. Notes	3.75	10/1/2030	2,163,000		1,938,232
Glencore Funding, Gtd. Bonds	4.63	4/29/2024	1,170,000	[a]	1,184,912
Newcrest Finance, Gtd. Notes	3.25	5/13/2030	1,171,000	[a]	1,055,569
Teck Resources, Sr. Unscd. Notes	6.13	10/1/2035	3,096,000		3,429,584
Vale Overseas, Gtd. Notes	6.88	11/21/2036	1,975,000		2,178,079
Yamana Gold, Gtd. Notes	2.63	8/15/2031	2,341,000		1,969,904
				11,756,280
Municipal Securities - .6%
California, GO (Build America Bonds)	7.30	10/1/2039	3,705,000		4,900,999
California, GO (Build America Bonds)	7.55	4/1/2039	270,000		374,824
New York City, GO (Build America Bonds) Ser. D	5.99	12/1/2036	980,000		1,114,940
University of Michigan, Revenue Bonds, Refunding, Ser. C	3.60	4/1/2047	2,449,000		2,296,761
				8,687,524
Real Estate - 2.5%
Crown Castle International, Sr. Unscd. Notes	1.05	7/15/2026	15,830,000		13,988,935
Extra Space Storage, Gtd. Notes	2.35	3/15/2032	1,582,000		1,303,758
GLP Capital, Gtd. Notes	3.25	1/15/2032	1,100,000		927,179

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.1% (continued)
Real Estate - 2.5% (continued)
Iron Mountain, Gtd. Notes	4.88	9/15/2029	1,885,000	[a]	1,730,147
Iron Mountain, Gtd. Notes	5.00	7/15/2028	312,000	[a]	295,990
Realogy Group, Gtd. Notes	5.75	1/15/2029	1,963,000	[a]	1,649,205
SBA Tower Trust, Asset Backed Notes	2.59	10/15/2031	3,251,000	[a]	2,837,314
Scentre Group Trust 2, Gtd. Bonds	4.75	9/24/2080	9,348,000	[a]	9,035,777
Simon Property Group, Sr. Unscd. Notes	3.50	9/1/2025	2,040,000		2,028,338
WEA Finance, Gtd. Notes	4.63	9/20/2048	148,000	[a,d]	126,534
				33,923,177
Retailing - .5%
Asbury Automotive Group, Gtd. Notes	4.63	11/15/2029	2,174,000	[a]	1,960,231
Lowe's, Sr. Unscd. Notes	2.80	9/15/2041	1,531,000		1,168,533
Macy's Retail Holdings, Gtd. Notes	5.88	3/15/2030	3,047,000	[a]	2,864,180
Murphy Oil USA, Gtd. Notes	3.75	2/15/2031	643,000	[a,d]	565,750
				6,558,694
Semiconductors & Semiconductor Equipment - 1.5%
Broadcom, Gtd. Notes	3.75	2/15/2051	1,103,000	[a,d]	846,723
Broadcom, Gtd. Notes	4.15	11/15/2030	2,922,000		2,771,256
Broadcom, Sr. Unscd. Notes	3.19	11/15/2036	6,703,000	[a]	5,299,456
Broadcom, Sr. Unscd. Notes	3.47	4/15/2034	5,975,000	[a]	5,077,845
Broadcom, Sr. Unscd. Notes	4.93	5/15/2037	3,960,000	[a]	3,706,009
Micron Technology, Sr. Unscd. Notes	2.70	4/15/2032	1,175,000		978,426
NXP Funding, Gtd. Notes	4.30	6/18/2029	1,708,000	[a]	1,668,231
				20,347,946
Technology Hardware & Equipment - 1.4%
Dell International, Gtd. Notes	3.45	12/15/2051	3,797,000	[a]	2,682,503
Dell International, Sr. Unscd. Notes	5.85	7/15/2025	1,233,000		1,296,046
Dell International, Sr. Unscd. Notes	6.02	6/15/2026	1,265,000		1,337,284
Dell International, Sr. Unscd. Notes	8.35	7/15/2046	550,000		735,816
Hewlett Packard Enterprise, Sr. Unscd. Notes	4.40	10/15/2022	900,000		905,657
HP, Sr. Unscd. Notes	1.45	6/17/2026	11,797,000		10,606,739
Kyndryl Holdings, Sr. Unscd. Notes	2.05	10/15/2026	1,104,000	[a]	964,804
Western Digital, Sr. Unscd. Notes	2.85	2/1/2029	1,048,000		929,594
				19,458,443
Telecommunication Services - 2.4%
AT&T, Sr. Unscd. Bonds	4.90	8/15/2037	1,065,000		1,077,194
AT&T, Sr. Unscd. Notes	3.55	9/15/2055	16,331,000		12,666,518
AT&T, Sr. Unscd. Notes	5.45	3/1/2047	3,190,000		3,489,771
Frontier Communications Holdings, Sr. Scd. Notes	5.00	5/1/2028	1,271,000	[a]	1,162,075

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.1% (continued)
Telecommunication Services - 2.4% (continued)
Frontier Communications Holdings, Sr. Scd. Notes	5.88	10/15/2027	166,000	[a]	159,229
Kenbourne Invest, Gtd. Notes	4.70	1/22/2028	3,072,000	[a]	2,641,290
Telefonica Emisiones, Gtd. Notes	5.21	3/8/2047	1,010,000		952,314
T-Mobile USA, Sr. Scd. Notes	2.40	3/15/2029	2,093,000	[a]	1,835,409
Verizon Communications, Sr. Unscd. Notes	2.55	3/21/2031	3,008,000		2,620,523
Verizon Communications, Sr. Unscd. Notes	3.55	3/22/2051	4,435,000		3,650,153
Verizon Communications, Sr. Unscd. Notes	4.02	12/3/2029	2,045,000		2,004,431
				32,258,907
Transportation - .4%
Canadian Pacific Railway, Gtd. Notes	2.45	12/2/2031	3,142,000		2,735,034
Simpar Europe, Gtd. Notes	5.20	1/26/2031	3,614,000	[a,d]	2,968,052
Union Pacific, Sr. Unscd. Notes	3.84	3/20/2060	98,000		86,009
				5,789,095
U.S. Government Agencies Collateralized Mortgage Obligations - .5%
Federal Home Loan Mortgage Corp., REMIC, Ser. 5010, Cl. EA	1.00	8/15/2047	6,710,975	[e]	6,169,743
U.S. Government Agencies Mortgage-Backed - 12.4%
Federal Home Loan Mortgage Corp.:
1.50%, 2/1/2036			136,431	[e]	125,096
2.00%, 9/1/2050			9,046,053	[e]	8,013,409
2.50%, 7/1/2050			3,648,431	[e]	3,361,916
3.00%, 9/1/2047-3/1/2050			7,462,793	[e]	7,094,569
3.50%, 8/1/2046			4,373,857	[e]	4,323,276
Federal National Mortgage Association:
1.50%, 10/1/2035-11/1/2040			21,712,925	[e]	19,222,320
2.00%, 3/1/2036-9/1/2050			22,703,333	[e]	20,908,108
2.50%, 5/1/2037-4/1/2051			18,322,766	[e]	17,077,026
3.00%, 10/1/2030-11/1/2049			20,256,372	[e]	19,699,151
3.50%, 5/1/2045-4/1/2052			20,341,496	[e]	19,965,043
4.00%, 5/1/2052			17,125,794	[e]	17,251,259
4.50%, 8/1/2048-1/1/2049			3,892,235	[e]	3,983,521
Government National Mortgage Association II:
2.00%, 10/20/2050			8,708,413		7,830,903
2.50%, 11/20/2046-10/20/2050			11,896,263		11,072,013
3.00%, 8/20/2046-12/20/2048			7,397,407		7,115,912
4.00%, 1/20/2048			942,513		956,633
4.50%, 7/20/2048			1,876,602		1,936,229
				169,936,384

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.1% (continued)
U.S. Treasury Securities - 20.2%
U.S. Treasury Bonds	1.13	5/15/2040	81,716,800		58,917,493
U.S. Treasury Bonds	1.25	5/15/2050	8,265,000		5,512,045
U.S. Treasury Bonds	1.38	8/15/2050	25,891,100		17,827,438
U.S. Treasury Bonds	1.63	11/15/2050	6,345,500		4,666,421
U.S. Treasury Bonds	1.75	8/15/2041	18,129,500		14,369,045
U.S. Treasury Bonds	1.88	11/15/2051	5,907,000	[d]	4,634,688
U.S. Treasury Bonds	1.88	2/15/2051	42,952,600	[d]	33,675,845
U.S. Treasury Bonds	2.38	5/15/2051	3,899,800		3,434,566
U.S. Treasury Bonds	3.13	2/15/2042	46,837,800		46,567,019
U.S. Treasury Notes	0.50	8/31/2027	2,173,000		1,910,967
U.S. Treasury Notes	1.25	8/15/2031	36,035,900		31,216,098
U.S. Treasury Notes	1.38	11/15/2031	48,851,900		42,665,265
U.S. Treasury Notes	1.88	2/28/2027	1,773,000		1,688,505
U.S. Treasury Notes	1.88	2/28/2029	2,031,000	[d]	1,897,081
U.S. Treasury Notes	1.88	2/15/2032	6,519,600		5,954,228
U.S. Treasury Notes	2.38	3/31/2029	1,383,000		1,333,515
U.S. Treasury Notes	2.50	3/31/2027	1,169,000	[d]	1,145,666
				277,415,885
Utilities - 4.9%
AES Andes, Jr. Sub. Notes	6.35	10/7/2079	3,750,000	[a]	3,608,756
AES Panama Generation Holdings, Sr. Scd. Notes	4.38	5/31/2030	2,032,000	[a]	1,810,989
Ameren, Sr. Unscd. Notes	1.75	3/15/2028	3,952,000		3,519,819
American Electric Power, Jr. Sub. Notes	2.03	3/15/2024	2,528,000		2,462,613
Arizona Public Service, Sr. Unscd. Notes	4.25	3/1/2049	4,338,000		3,976,096
Baltimore Gas & Electric, Sr. Unscd. Notes	2.25	6/15/2031	5,026,000		4,328,164
Black Hills, Sr. Unscd. Notes	3.88	10/15/2049	1,774,000		1,512,996
Black Hills, Sr. Unscd. Notes	4.25	11/30/2023	100,000		101,264
CMS Energy, Jr. Sub. Notes	3.75	12/1/2050	1,186,000		999,205
Consolidated Edison Company of New York, Sr. Unscd. Debs., Ser. 20B	3.95	4/1/2050	1,753,000		1,587,711
Consorcio Transmantaro, Sr. Unscd. Notes	4.70	4/16/2034	730,000	[a]	685,528
Constellation Energy Generation, Sr. Unscd. Notes	6.25	10/1/2039	355,000		372,046
Consumers Energy, First Mortgage Bonds	2.50	5/1/2060	2,474,000		1,672,554
Duke Energy, Sr. Unscd. Notes	3.15	8/15/2027	355,000		341,436
Duke Energy Carolinas, First Mortgage Bonds	3.95	11/15/2028	4,445,000		4,447,799

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.1% (continued)
Utilities - 4.9% (continued)
Edison International, Jr. Sub. Bonds, Ser. A	5.38	3/15/2026	4,365,000	[c]	4,036,883
Edison International, Sr. Unscd. Notes	3.55	11/15/2024	1,484,000		1,467,668
Entergy, Sr. Unscd. Notes	2.80	6/15/2030	1,719,000		1,513,919
Evergy Metro, Sr. Scd. Notes	4.20	6/15/2047	167,000		157,776
Exelon, Sr. Unscd. Notes	3.40	4/15/2026	91,000		88,973
Exelon, Sr. Unscd. Notes	4.05	4/15/2030	5,833,000		5,718,950
FirstEnergy, Sr. Unscd. Notes, Ser. C	5.35	7/15/2047	1,379,000		1,291,068
IPALCO Enterprises, Sr. Scd. Notes	4.25	5/1/2030	1,814,000		1,734,092
Jersey Central Power & Light, Sr. Unscd. Notes	2.75	3/1/2032	1,810,000	[a]	1,592,217
Kentucky Utilities, First Mortgage Bonds	4.38	10/1/2045	1,210,000		1,137,681
Light Servicos de Eletricidade, Gtd. Notes	4.38	6/18/2026	4,082,000	[a,d]	3,804,302
Louisville Gas & Electric, First Mortgage Bonds	4.38	10/1/2045	1,410,000		1,329,614
NiSource, Jr. Sub. Bonds	5.65	6/15/2023	134,000	[c]	129,980
NiSource, Sr. Unscd. Notes	3.60	5/1/2030	1,297,000		1,215,315
Pacific Gas & Electric, First Mortgage Bonds	2.10	8/1/2027	2,060,000		1,777,578
Pacific Gas & Electric, First Mortgage Bonds	3.50	8/1/2050	2,598,000		1,814,772
Piedmont Natural Gas, Sr. Unscd. Notes	3.50	6/1/2029	3,262,000		3,101,505
Puget Energy, Sr. Scd. Notes	2.38	6/15/2028	1,709,000		1,522,559
Rochester Gas & Electric, First Mortgage Bonds	3.10	6/1/2027	1,969,000	[a]	1,906,237
Sierra Pacific Power, Mortgage Notes, Ser. P	6.75	7/1/2037	550,000		665,556
Southern Co. Gas Capital, Gtd. Notes	3.95	10/1/2046	98,000		83,947
Southern Co. Gas Capital, Gtd. Notes	4.40	5/30/2047	211,000		193,603
The Cleveland Electric Illuminating Company, Sr. Unscd. Notes	3.50	4/1/2028	150,000	[a]	141,503
				67,852,674
Total Bonds and Notes (cost $1,493,113,812)			1,348,547,076

Floating Rate Loan Interests - .5%
Consumer Discretionary - .2%
19th Holdings Golf, Initial Term Loan, 3 Month Term SOFR +3.25%	3.75	2/7/2029	2,520,000	[b]	2,485,350

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Floating Rate Loan Interests - .5% (continued)
Insurance - .3%
Asurion, New Term Loan B-8, 1 Month LIBOR +3.25%	4.01	12/23/2026	3,989,899	[b]	3,906,789
Total Floating Rate Loan Interests (cost $6,507,534)			6,392,139
	1-Day Yield (%)		Shares
Investment Companies - 1.3%
Registered Investment Companies - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $17,458,656)	0.38		17,458,656	[f]	17,458,656

Investment of Cash Collateral for Securities Loaned - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $2,784,305)	0.38		2,784,305	[f]	2,784,305
Total Investments (cost $1,519,864,307)			100.1%	1,375,182,176
Liabilities, Less Cash and Receivables			(0.1%)	(1,142,801)
Net Assets			100.0%	1,374,039,375

GO—General Obligation

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

SOFR—Secured Overnight Financing Rate

TSFR—Term SOFR (Secured Overnight Financing Rate) Reference Rates

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2022, these securities were valued at $413,593,389 or 30.1% of net assets.

b Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

c Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

d Security, or portion thereof, on loan. At April 30, 2022, the value of the fund’s securities on loan was $41,190,950 and the value of the collateral was $42,640,264, consisting of cash collateral of $2,784,305 and U.S. Government & Agency securities valued at $39,855,959. In addition, the value of collateral may include pending sales that are also on loan.

e The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Government	22.1
Mortgage Securities	15.1
Financial	13.2
Consumer, Non-cyclical	7.2
Consumer, Cyclical	5.8
Asset Backed Securities	5.8
Collateralized Loan Obligations	5.2
Utilities	4.9
Energy	4.6
Communications	4.6
Industrial	3.7
Technology	3.5
Basic Materials	2.4
Investment Companies	1.5
Banks	.4
Beverages	.1
100.1

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 4/30/2021	Purchases ($)†	Sales ($)	Value ($) 4/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.3%	15,689,168	583,654,978	(581,885,490)	17,458,656	12,739
Investment of Cash Collateral for Securities Loaned - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .2%	-	354,239,425	(351,455,120)	2,784,305	49,556	††
Total - 1.5%	15,689,168	937,894,403	(933,340,610)	20,242,961	62,295

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
U.S. Treasury 10 Year Notes	58	6/21/2022	7,023,538	6,911,063	(112,475)
U.S. Treasury 5 Year Notes	1,366	6/30/2022	157,026,677	153,909,788	(3,116,889)
U.S. Treasury Long Bond	469	6/21/2022	71,967,881	65,982,438	(5,985,443)
Futures Short
U.S. Treasury 2 Year Notes	7	6/30/2022	1,501,164	1,475,688	25,476
U.S. Treasury Ultra Long Bond	650	6/21/2022	119,183,889	104,284,375	14,899,514
Ultra 10 Year U.S. Treasury Notes	1,051	6/21/2022	146,021,160	135,579,000	10,442,160
Gross Unrealized Appreciation				25,367,150
Gross Unrealized Depreciation				(9,214,807)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2022

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $41,190,950)—Note 1(c):
Unaffiliated issuers	1,499,621,346	1,354,939,215
Affiliated issuers	20,242,961	20,242,961
Receivable for investment securities sold		31,691,230
Dividends, interest and securities lending income receivable		9,644,239
Cash collateral held by broker—Note 4		7,562,338
Receivable for shares of Common Stock subscribed		3,250,003
Receivable for futures variation margin—Note 4		458,422
Prepaid expenses		87,881
		1,427,876,289
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		515,562
Cash overdraft due to Custodian		58,526
Payable for investment securities purchased		46,808,895
Payable for shares of Common Stock redeemed		3,436,751
Liability for securities on loan—Note 1(c)		2,784,305
Directors’ fees and expenses payable		21,254
Other accrued expenses		211,621
		53,836,914
Net Assets ($)		1,374,039,375
Composition of Net Assets ($):
Paid-in capital		1,524,686,657
Total distributable earnings (loss)		(150,647,282)
Net Assets ($)		1,374,039,375

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	341,369,919	17,470,843	1,013,672,042	1,526,571
Shares Outstanding	35,515,585	1,816,575	105,446,615	158,743
Net Asset Value Per Share ($)	9.61	9.62	9.61	9.62

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended April 30, 2022

Investment Income ($):
Income:
Interest (net of $4,668 foreign taxes withheld at source)	43,772,500
Dividends from affiliated issuers	12,739
Income from securities lending—Note 1(c)	49,556
Total Income	43,834,795
Expenses:
Management fee—Note 3(a)	5,623,296
Shareholder servicing costs—Note 3(c)	2,185,347
Professional fees	170,467
Distribution fees—Note 3(b)	152,381
Registration fees	137,378
Directors’ fees and expenses—Note 3(d)	121,883
Prospectus and shareholders’ reports	65,177
Custodian fees—Note 3(c)	34,811
Loan commitment fees—Note 2	32,756
Chief Compliance Officer fees—Note 3(c)	20,990
Miscellaneous	79,769
Total Expenses	8,624,255
Less—reduction in expenses due to undertaking—Note 3(a)	(165,817)
Net Expenses	8,458,438
Net Investment Income	35,376,357
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(14,720,334)
Net realized gain (loss) on futures	3,510,950
Net Realized Gain (Loss)	(11,209,384)
Net change in unrealized appreciation (depreciation) on investments	(171,862,997)
Net change in unrealized appreciation (depreciation) on futures	13,422,988
Net Change in Unrealized Appreciation (Depreciation)	(158,440,009)
Net Realized and Unrealized Gain (Loss) on Investments	(169,649,393)
Net (Decrease) in Net Assets Resulting from Operations	(134,273,036)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30,
	2022	2021
Operations ($):
Net investment income	35,376,357	29,442,141
Net realized gain (loss) on investments	(11,209,384)	27,384,079
Net change in unrealized appreciation (depreciation) on investments	(158,440,009)	4,681,295
Net Increase (Decrease) in Net Assets Resulting from Operations	(134,273,036)	61,507,515
Distributions ($):
Distributions to shareholders:
Class A	(12,316,887)	(9,924,630)
Class C	(479,223)	(307,181)
Class I	(39,969,261)	(25,978,029)
Class Y	(85,422)	(77,660)
Total Distributions	(52,850,793)	(36,287,500)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	37,337,048	65,807,903
Class C	5,493,239	11,651,005
Class I	605,025,110	822,503,046
Class Y	390,086	934,466
Distributions reinvested:
Class A	11,327,596	9,053,215
Class C	477,418	299,395
Class I	39,914,935	25,926,556
Class Y	72,894	45,249
Cost of shares redeemed:
Class A	(71,983,703)	(61,694,890)
Class C	(6,826,242)	(5,008,242)
Class I	(618,326,263)	(453,388,149)
Class Y	(1,247,479)	(5,436,376)
Increase (Decrease) in Net Assets from Capital Stock Transactions	1,654,639	410,693,178
Total Increase (Decrease) in Net Assets	(185,469,190)	435,913,193
Net Assets ($):
Beginning of Period	1,559,508,565	1,123,595,372
End of Period	1,374,039,375	1,559,508,565

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30,
	2022	2021
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	3,469,588	5,993,663
Shares issued for distributions reinvested	1,061,018	824,524
Shares redeemed	(6,771,515)	(5,619,703)
Net Increase (Decrease) in Shares Outstanding	(2,240,909)	1,198,484
Class Ca
Shares sold	510,079	1,061,122
Shares issued for distributions reinvested	44,677	27,231
Shares redeemed	(639,940)	(456,357)
Net Increase (Decrease) in Shares Outstanding	(85,184)	631,996
Class Ib
Shares sold	56,790,336	74,953,489
Shares issued for distributions reinvested	3,739,942	2,360,495
Shares redeemed	(58,739,715)	(41,525,644)
Net Increase (Decrease) in Shares Outstanding	1,790,563	35,788,340
Class Y
Shares sold	35,731	83,985
Shares issued for distributions reinvested	6,801	4,119
Shares redeemed	(120,535)	(499,070)
Net Increase (Decrease) in Shares Outstanding	(78,003)	(410,966)

[a]

During the period ended April 30, 2022, 3,388 Class C shares representing $35,973 were automatically converted to 3,391 Class A shares and during the period ended April 30, 2021, 5,673 Class C shares representing $62,267 were automatically converted to 5,678 Class A shares.

[b]	During the period ended April 30, 2021, 5,826 Class A shares representing $63,229 were exchanged for 5,831 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

Please note that financial highlights information in the following tables for the fund’s Class Y shares represents the financial highlights of the Institutional shares, respectively of the fund’s predecessor, FundVantage Trust, Insight Investment Grade Bond Fund, before the fund commenced operations as of the close of business on February 2, 2018, and represents the performance of the fund’s Class Y thereafter. Before the fund commenced operations, all of the assets of the FundVantage Trust, Insight Investment Grade Bond Fund were transferred to the fund in exchange for Class Y shares of the fund in a tax-free reorganization. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s and the fund’s predecessor’s financial statements.

		Year Ended April 30,
Class A Shares	2022	2021	2020	2019	2018[a]
Per Share Data ($):
Net asset value, beginning of period	10.86	10.57	10.06	9.84	10.00
Investment Operations:
Net investment income[b]	.22	.21	.27	.31	.03
Net realized and unrealized gain (loss) on investments	(1.14)	.34	.52	.22[c]	(.12)
Total from Investment Operations	(.92)	.55	.79	.53	(.09)
Distributions:
Dividends from net investment income	(.23)	(.24)	(.28)	(.31)	(.07)
Dividends from net realized gain on investments	(.10)	(.02)	-	-	-
Total Distributions	(.33)	(.26)	(.28)	(.31)	(.07)
Net asset value, end of period	9.61	10.86	10.57	10.06	9.84
Total Return (%)[d]	(8.72)	5.25	7.93	5.51	(.92)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72	.73	.77	.78	2.05[f]
Ratio of net expenses to average net assets	.70	.70	.70	.70	.70[f]
Ratio of net investment income to average net assets	2.03	1.93	2.60	3.15	3.10[f]
Portfolio Turnover Rate	68.40	106.79	124.64	185.04[g]	293.18
Net Assets, end of period ($ x 1,000)	341,370	410,139	386,236	351,017	176

a From February 3, 2018 (commencement of initial offering) to April 30, 2018.

b Based on average shares outstanding.

c The direction of this amount may be different than the change in the Statement of Operations for the year. This is due to timing of capital transactions including the merger on October 19, 2018 with Dreyfus Intermediate Term Income Fund.

d Exclusive of sales charge.

e Not annualized.

f Annualized.

g The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended April 30, 2019 was 181.97%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class C Shares	2022	2021	2020	2019	2018[a]
Per Share Data ($):
Net asset value, beginning of period	10.87	10.57	10.07	9.84	10.00
Investment Operations:
Net investment income[b]	.14	.13	.18	.23	.05
Net realized and unrealized gain (loss) on investments	(1.14)	.35	.52	.24[c]	(.16)
Total from Investment Operations	(1.00)	.48	.70	.47	(.11)
Distributions:
Dividends from net investment income	(.15)	(.16)	(.20)	(.24)	(.05)
Dividends from net realized gain on investments	(.10)	(.02)	-	-	-
Total Distributions	(.25)	(.18)	(.20)	(.24)	(.05)
Net asset value, end of period	9.62	10.87	10.57	10.07	9.84
Total Return (%)[d]	(9.40)	4.55	7.01	4.81	(1.10)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.49	1.49	1.53	1.56	3.16[f]
Ratio of net expenses to average net assets	1.45	1.45	1.45	1.45	1.45[f]
Ratio of net investment income to average net assets	1.28	1.18	1.75	2.39	2.35[f]
Portfolio Turnover Rate	68.40	106.79	124.64	185.04[g]	293.18
Net Assets, end of period ($ x 1,000)	17,471	20,670	13,422	5,810	15

a From February 3, 2018 (commencement of initial offering) to April 30, 2018.

b Based on average shares outstanding.

c The direction of this amount may be different than the change in the Statement of Operations for the year. This is due to timing of capital transactions including the merger on October 19, 2018 with Dreyfus Intermediate Term Income Fund.

d Exclusive of sales charge.

e Not annualized.

f Annualized.

g The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended April 30, 2019 was 181.97%.

See notes to financial statements.

		Year Ended April 30,
Class I Shares	2022	2021	2020	2019	2018[a]
Per Share Data ($):
Net asset value, beginning of period	10.86	10.57	10.06	9.83	10.00
Investment Operations:
Net investment income[b]	.24	.24	.28	.31	.03
Net realized and unrealized gain (loss) on investments	(1.13)	.34	.54	.26[c]	(.13)
Total from Investment Operations	(.89)	.58	.82	.57	(.10)
Distributions:
Dividends from net investment income	(.26)	(.27)	(.31)	(.34)	(.07)
Dividends from net realized gain on investments	(.10)	(.02)	-	-	-
Total Distributions	(.36)	(.29)	(.31)	(.34)	(.07)
Net asset value, end of period	9.61	10.86	10.57	10.06	9.83
Total Return (%)	(8.50)	5.51	8.19	5.92	(.97)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.46	.48	.50	.47	1.98[e]
Ratio of net expenses to average net assets	.45	.45	.45	.45	.45[e]
Ratio of net investment income to average net assets	2.27	2.17	2.71	3.35	3.35[e]
Portfolio Turnover Rate	68.40	106.79	124.64	185.04[f]	293.18
Net Assets, end of period ($ x 1,000)	1,013,672	1,126,126	717,095	188,471	130

a From February 3, 2018 (commencement of initial offering) to April 30, 2018.

b Based on average shares outstanding.

c The direction of this amount may be different than the change in the Statement of Operations for the year. This is due to timing of capital transactions including the merger on October 19, 2018 with Dreyfus Intermediate Term Income Fund.

d Not annualized.

e Annualized.

f The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended April 30, 2019 was 181.97%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class Y Shares†	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	10.87	10.56	10.06	9.84	10.06
Investment Operations:
Net investment income[a]	.25	.24	.29	.33	.27
Net realized and unrealized gain (loss) on investments	(1.13)	.36	.52	.22[b]	(.17)
Total from Investment Operations	(.88)	.60	.81	.55	.10
Distributions:
Dividends from net investment income	(.27)	(.27)	(.31)	(.33)	(.27)
Dividends from net realized gain on investments	(.10)	(.02)	-	-	(.05)
Total Distributions	(.37)	(.29)	(.31)	(.33)	(.32)
Net asset value, end of period	9.62	10.87	10.56	10.06	9.84
Total Return (%)	(8.44)	5.75	8.12	5.76	.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.40	.41	.43	.63	1.21
Ratio of net expenses to average net assets	.40	.41	.43	.45	.76
Ratio of net investment income to average net assets	2.32	2.22	3.02	3.38	2.69
Portfolio Turnover Rate	68.40	106.79	124.64	185.04[c]	293.18
Net Assets, end of period ($ x 1,000)	1,527	2,573	6,842	57,889	41,170

† Represents information for Institutional shares of the fund’s predecessor, FundVantage Trust, Insight Investment Grade Bond Fund, through February 2, 2018.

a Based on average shares outstanding.

b The direction of this amount may be different than the change in the Statement of Operations for the year. This is due to timing of capital transactions including the merger on October 19, 2018 with Dreyfus Intermediate Term Income Fund.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended April 30, 2019 was 181.97.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Core Plus Fund (the “fund”) is the sole series of BNY Mellon Absolute Insight Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek high total return consistent with preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

On November 1-2, 2021, the Company’s Board of Directors (the “Board”) approved to reallocate a portion of the fund’s authorized, undesignated and unissued shares of the Company and designate them as Class I shares of the fund increasing the authorized Class I shares from 150 million to 200 million shares.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 450 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (200 million shares authorized) and Class Y (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class

NOTES TO FINANCIAL STATEMENTS (continued)

I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities and floating rate loan interests excluding short-term investments (other than U.S. Treasury Bills), and futures are valued each business day by one or more independent pricing services (each, a “Service”) approved by the the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for

NOTES TO FINANCIAL STATEMENTS (continued)

example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	-	79,003,383	-	79,003,383
Collateralized Loan Obligations	-	71,599,194	-	71,599,194
Commercial Mortgage-Backed	-	31,739,084	-	31,739,084
Corporate Bonds	-	686,834,445	-	686,834,445
Floating Rate Loan Interests	-	6,392,139	-	6,392,139
Foreign Governmental	-	17,161,434	-	17,161,434
Investment Companies	20,242,961	-	-	20,242,961
Municipal Securities	-	8,687,524	-	8,687,524

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Investments in Securities:†(continued)
U.S. Government Agencies Collateralized Mortgage Obligations	-	6,169,743	-	6,169,743
U.S. Government Agencies Mortgage-Backed	-	169,936,384	-	169,936,384
U.S. Treasury Securities	-	277,415,885	-	277,415,885
Other Financial Instruments:
Futures††	25,367,150	-	-	25,367,150
Liabilities ($)
Other Financial Instruments:
Futures††	(9,214,807)	-	-	(9,214,807)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities

NOTES TO FINANCIAL STATEMENTS (continued)

loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The fund received additional collateral subsequent to year end which resulted in the market value of the collateral to be at least100% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2022, BNY Mellon earned $6,755 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund invests in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade securities, and inherently speculative. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by insolvency laws with respect to its ability to realize the benefits of any collateral securing the borrower’s loan.

The fund invests in collateralized loan obligations (“CLO”). CLOs and other structured credit investments are generally backed by an asset or a pool of assets (typically senior secured loans, certain subordinated loans and other credit-related assets in the case of CLOs) which serve as collateral. The cash flows from CLOs and structured credit investments are split into two or more portions, called tranches, varying in risk and yield. The fund and other investors in CLOs and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The riskiest portion is the “equity” tranche, which is subordinate to the other tranches in the event of defaults. Senior tranches typically have higher ratings and lower yields than its underlying securities, and may be rated investment grade. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

CLOs and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the possibility that the class of CLOs held by the fund is subordinate to other senior classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by CLOs may cause payments on the instruments the fund holds to be reduced,

NOTES TO FINANCIAL STATEMENTS (continued)

either temporarily or permanently. Structured investments, particularly the subordinated interests in which the fund invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the fund may target. In addition, CLOs and other structured credit investments may be subject to prepayment risk. The fund will not invest in CLO equity tranches.

(f) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended April 30, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2022, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $173,457, accumulated capital and other losses $1,527,739 and unrealized depreciation $149,293,000.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any,

realized subsequent to April 30, 2022. The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to April 30, 2022. The fund has $146,339 of short-term capital losses and $1,367,931 of long-term capital losses which can be carried forward for an unlimited period..

The tax character of distributions paid to shareholders during the fiscal years ended April 30, 2022 and April 30, 2021 were as follows: ordinary income $52,850,793 and $36,287,500, respectively.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the

NOTES TO FINANCIAL STATEMENTS (continued)

fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2022, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from May 1, 2021 through August 31, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the fund’s classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .45% of the value of the fund’s average daily net assets. On or after August 31, 2022, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $165,817 during the period ended April 30, 2022.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-

investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended April 30, 2022, the Distributor retained $4,945 commissions earned on sales of the fund’s Class A shares and $2,873 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended April 30, 2022, Class C shares were charged $152,381 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2022, Class A and Class C shares were charged $991,817 and $50,794, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer

NOTES TO FINANCIAL STATEMENTS (continued)

Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2022, the fund was charged $157,177 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates the Custodian under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2022, the fund was charged $34,811 pursuant to the custody agreement.

The fund compensates the Custodian under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended April 30, 2022, the fund was charged $8,634 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended April 30, 2022, the fund was charged $20,990 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $403,463, Distribution Plan fees of $10,967, Shareholder Services Plan fees of $75,315, Custodian fees of $9,294, Chief Compliance Officer fees of $8,802 and Transfer Agent fees of $28,470, which are offset against an expense reimbursement currently in effect in the amount of $20,749.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and futures, during the period ended April 30, 2022, amounted to $1,116,986,663 and $1,073,532,687, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended April 30, 2022 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2022 are set forth in the Statement of Investments.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2022:

Average Market Value ($)
Interest rate futures	400,831,659

At April 30, 2022, the cost of investments for federal income tax purposes was $1,524,475,396; accordingly, accumulated net unrealized depreciation on investments was $149,293,220, consisting of $3,056,348 gross unrealized appreciation and $152,349,568 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Core Plus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Core Plus Fund (the “Fund”) (the sole fund constituting BNY Mellon Absolute Insight Funds, Inc.), including the statement of investments, as of April 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting BNY Mellon Absolute Insight Funds, Inc.) at April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
June 22, 2022

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 75.02% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. The fund also hereby reports $.0985 per share as a short-term capital gain distribution paid on December 9, 2021.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on November 1-2, 2021, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Insight North America LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class Y shares with the performance of a group of institutional core plus bond funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional core plus bond funds (the “Performance Universe”), all for various periods ended September 30, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional core plus bond funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods. The Board also considered that the fund’s yield performance was at or above the Performance Group median for five of the ten one-year periods ended September 30th and above the Performance Universe median for all ten of the one-year periods ended September 30th. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in seven of the ten calendar years shown. The Board noted that the fund had a five star rating for the three-year period, a four star rating for the five- and ten-year periods, and a four star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee (lowest in the Expense Group), the fund’s actual management fee was higher than the Expense Group median and lower than the Expense Universe median actual management fee and the fund’s total expenses were equal to the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until August 31, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .45% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Sub-Adviser or its affiliates for advising any

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

BOARD MEMBERS INFORMATION (Unaudited)
IIndependent Board Members

Joseph S. DiMartino (78)
Chairman of the Board (2015)

Principal Occupation During Past 5 Years:

• Director and Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 96

———————

Joni Evans (80)
Board Member (2015)

Principal Occupation During Past 5 Years:

• www.wowOwow.com, an online community dedicated to women’s conversations and publications, Chief Executive Officer (2007-2019)

• Joni Evans Ltd. publishing, Principal (2006-2019)

No. of Portfolios for which Board Member Serves: 18

———————

Joan Gulley (74)
Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 42

———————

Alan H. Howard (62)
Board Member (2018)

Principal Occupation During Past 5 Years:

• Heathcote Advisors LLC, a financial advisory services firm, Managing Partner (2008-Present)

• Dynatech/MPX Holdings LLC, a global supplier and service provider of military aircraft parts, President (2012-2019); and Board Member of its two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019), including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013-2019)

• Rossoff & Co., an independent investment banking firm, Senior Advisor (2013-June 2021)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (March 2020-April 2021)

No. of Portfolios for which Board Member Serves: 18

———————

Robin A. Melvin (58)
Board Member (2015)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 74

———————

Burton N. Wallack (71)
Board Member (2015)

Principal Occupation During Past 5 Years:

Wallack Management Company, a real estate management company, President and Co-owner (1987-Present)

Other Public Company Board Memberships During Past 5 Years:

Mount Sinai Hospital Urology Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 18

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Benaree Pratt Wiley (75)
Board Member (2016)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development. Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts Director (2004-2020)

No. of Portfolios for which Board Member Serves: 62

———————

Gordon J. Davis (80)
Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm Partner (2012-Present)

No. of Portfolios for which Advisory Board Member Serves: 40

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 56 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since December 2015.

Vice President of the Adviser since September 2020; Director–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since December 2015 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since December 2015.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2015.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 56 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President and Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 56 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2015.

Tax Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since December 2015.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2015.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2015.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 56 investment companies (comprised of 117 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 49 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Core Plus Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Insight North America LLC
200 Park Avenue, 7th Floor
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DCPAX Class C: DCPCX Class I: DCPIX Class Y: DCPYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6347AR0422

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Alan H. Howard, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Howard is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $42,156 in 2021 and $42,999 in 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $34,594 in 2021 and $24,560 in 2022. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2021and $0 in 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $5,369 in 2021 and $3,342 in 2022. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2021and $8,158 in 2022.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2,530 in 2021and $2,660 in 2022. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2021and $0 in 2022.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods $2,335,215 in 2021and $2,423,621 in 2022.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Absolute Insight Funds, Inc.

By: /s/ David DiPetrillo

         David DiPetrillo

         President (Principal Executive Officer)

Date: June 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

         David DiPetrillo

         President (Principal Executive Officer)

Date: June 17, 2022

By: /s/ James Windels

         James Windels

        Treasurer (Principal Financial Officer)

Date: June 17, 2022

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)